Penske Automotive Group, Inc. 2555 Telegraph Road Bloomfield Hills, MI 48302-0954

FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS SECOND QUARTER 2020 RESULTS

Income From Continuing Operations of $45.0 million, and Related Earnings Per Share of $0.56

Liquidity of $1.2 Billion as of June 30

Will Repay $300 Million in Senior Subordinated Notes in August

BLOOMFIELD HILLS, MI, July 29, 2020 – Penske Automotive Group, Inc. (NYSE:PAG), a diversified international transportation services company, today announced second quarter and six months 2020 results. For the three months ended June 30, 2020, the company reported income from continuing operations attributable to common shareholders of $45.0 million, or $0.56 per share, compared to $117.7 million, or $1.42 per share in the prior year. Foreign exchange had no impact on earnings per share. Revenue was $3.7 billion compared to $5.8 billion in the same period last year.

Second quarter performance was highlighted by the company’s diversification, with retail commercial trucks and Penske Transportation Solutions offsetting the challenging automotive retail environment early in the second quarter. In April and May, many of our U.S. and Germany dealerships were impacted by shelter-in-place orders while operations in Italy, Spain, and the U.K. were closed. As a result, same-store new and used automotive retail unit sales declined 71% in April and 50% in May when compared to the same month last year. In June, as operations began to reopen, same-store new and used automotive retail unit sales decreased 1%.

Commenting on the company’s results, Chairman Roger Penske said, “The operating environment in the second quarter was one of the most challenging in memory. Since the COVID-19 pandemic began impacting operations, our teams took action to protect the safety of employees and customers, control costs, manage vehicle inventory, maximize gross profit and preserve liquidity. Through these actions, our business experienced sequential improvement from month to month in units retailed, service/parts gross profit and overall profitability. Penske continued, “Starting in late March, we furloughed approximately 15,000 employees, or 57% of the workforce. At the end of June approximately 14% of our employees remained on furlough. Additionally, we have reduced our workforce by approximately 8% as of June 30.”

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For the six months ended June 30, 2020, the company reported income from continuing operations attributable to common shareholders of $96.6 million, or $1.20 per share, compared to $217.8 million, or $2.60 per share in the prior year. Foreign exchange negatively impacted earnings per share by $0.01. Revenue was $8.7 billion compared to $11.3 billion in the same period last year.

Second Quarter 2020 Retail Automotive Operational Information

●	Same-store new vehicle gross/unit $3,462, +$286
●	Same-store used vehicle gross/unit $1,313, -$113
●	Same-store finance & insurance per unit $1,325, +$9
●	Same-store variable gross profit per unit $3,541, +$41

Liquidity

For the six months ended June 30, 2020, the company generated $784 million in cash flow from operations and free cash flow of $428 million (see non-GAAP reconciliation). As of June 30, 2020, the company’s balance sheet was strong with approximately $1.2 billion in liquidity, consisting of $159 million of cash, and over $1 billion of availability through revolving credit facilities. The company will repay the $300 million in senior subordinated notes due August 15, 2020, using availability under its U.S. credit agreement.

Used Vehicle SuperCenter Operations

Penske Automotive Group operates sixteen Used Vehicle SuperCenters in the U.S. and U.K. During April and May, operations at substantially all U.S. and U.K. Used Vehicle SuperCenters were closed due to shelter-in-place rules which drove a same-store unit sales decline of 61.0% in the U.S. and 100% in the U.K. However, beginning in June, as many shelter-in-place rules began to be lifted, sales of used units rebounded and profitability more than doubled when compared to the same period last year. For the three months ended June 30, 2020, SuperCenter unit sales decreased by 62.9% to 6,600 and revenue decreased by 57.5% to $132.6 million. For the six months ended June 30, 2020, SuperCenter unit sales decreased by 36.0% to 22,912 and revenue decreased by 30.1% to $438.1 million.

Retail Commercial Truck Operations

Penske Automotive Group operates twenty-five medium and heavy-duty truck dealership locations in the U.S. and Canada offering primarily Freightliner and Western Star brands. As an essential operation, during the second quarter our commercial truck business generally remained operational in most locations, although we reduced hours of operations and limited in-person sales where applicable. For the three months ended June 30, 2020, total units retailed were 2,836 and total revenue was $399 million, representing declines of approximately 8% and 7%, respectively. Same-store new units declined 52.2%

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and were in line with the 51.1% decline in North American Class 8 retail sales during the period. Same-store revenue declined 40.2%. For the six months ended June 30, 2020, total units retailed increased 17.7%, and revenue increased 17.3% to $890.6 million. Same-store new units retailed declined 31.4% which compares to North American Class 8 retail sales which declined 39.4% during the same period. Same-store revenue declined 23.4%.

Penske Transportation Solutions

Penske Transportation Solutions (“PTS”), is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. The company has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. As an integral part of the North American supply chain, PTS has been generally classified as essential by governmental authorities. This has allowed PTS to remain operating in much of its business, providing crucial supply chain and transportation services to its customers. For the three and six months ended June 30, 2020, the company recorded $29.9 million and $43.5 million in earnings compared to $38.0 million and $63.8 million for the same period last year.

Dividend and Share Repurchases

On May 13, 2020, the company announced that its Board of Directors suspended its cash dividends to help mitigate the impact of COVID-19. The company estimated that the suspension of the dividend preserved approximately $34 million in cash during the second quarter.

For the six months ended June 30, 2020, the company repurchased 1,023,288 shares for $34.2 million. Approximately $170.6 million remains available to repurchase shares under the company’s existing share repurchase authorization.

Conference Call

Penske Automotive Group will host a conference call discussing financial results relating to the second quarter of 2020 on Wednesday, July 29, 2020, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (866) 394-1455 – [International, please dial (516) 575-8644] using access code 3229936. The call will also be simultaneously broadcast over the Internet through the Investor’s section of the Penske Automotive Group website. Additionally, an investor presentation relating to the second quarter 2020 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States, the United Kingdom, Canada, and Western Europe, and distributes

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commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG is a member of the Fortune 500 and Russell 1000 indexes, and is ranked among the World’s Most Admired Companies by Fortune Magazine. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation, amortization (“EBITDA”), and “Free Cash Flow.” The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s liquidity and assessment of business conditions in light of the COVID-19 pandemic. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: the duration, severity and resolution of the COVID-19 pandemic, the number of employees returning from furlough, economic conditions generally, conditions in the credit markets, changes in interest rates and foreign currency exchange rates, changes in tariff rates, adverse impacts related to the outcome of the United Kingdom’s departure from the European Union, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to limited vehicle availability due to the COVID-19 pandemic, WLTP and RDE, natural disasters, recall or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group’s business, markets, conditions, and other uncertainties, which could affect Penske Automotive Group’s future performance. These risks and uncertainties are addressed in Penske Automotive Group’s Form 10-K for the year ended December 31, 2019 and its other filings with the

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Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com

Engage Penske Automotive: http://www.penskesocial.com

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Visit Penske Automotive on YouTube: http://www.youtube.com/penskecars

Inquiries should contact:

J.D. Carlson	Anthony R. Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2810	248-648-2540
jcarlson@penskeautomotive.com	tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Statements of Income

(Amounts In Millions, Except Per Share Data)

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	Change	2020	2019	Change
Revenue	$3,651.1	$5,755.8	(36.6)%	$8,660.2	$11,320.2	(23.5)%
Cost of Sales	3,098.2	4,888.0	(36.6)%	7,330.6	9,600.9	(23.6)%
Gross Profit	$552.9	$867.8	(36.3)%	$1,329.6	$1,719.3	(22.7)%
SG&A Expenses	453.6	668.9	(32.2)%	1,095.4	1,335.3	(18.0)%
Depreciation	27.9	27.1	3.0%	56.4	53.5	5.4%
Operating Income	$71.4	$171.8	(58.4)%	$177.8	$330.5	(46.2)%
Floor Plan Interest Expense	(11.7)	(21.0)	(44.3)%	(29.4)	(42.8)	(31.3)%
Other Interest Expense	(28.4)	(30.4)	(6.6)%	(60.1)	(60.3)	(0.3)%
Equity in Earnings of Affiliates	29.9	39.5	(24.3)%	44.4	66.3	(33.0)%
Income from Continuing Operations Before Income Taxes	$61.2	$159.9	(61.7)%	$132.7	$293.7	(54.8)%
Income Taxes	(16.5)	(41.5)	(60.2)%	(36.6)	(76.2)	(52.0)%
Income from Continuing Operations	$44.7	$118.4	(62.2)%	$96.1	$217.5	(55.8)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm	0.2	0.2	nm
Net Income	$44.8	$118.5	(62.2)%	$96.3	$217.7	(55.8)%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.3)	0.7	nm	(0.5)	(0.3)	nm
Net Income Attributable to Common Shareholders	$45.1	$117.8	(61.7)%	$96.8	$218.0	(55.6)%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$44.7	$118.4	(62.2)%	$96.1	$217.5	(55.8)%
Less: (Loss) Income Attributable to Non-Controlling Interests	(0.3)	0.7	nm	(0.5)	(0.3)	nm
Income from Continuing Operations, net of tax	$45.0	$117.7	(61.8)%	$96.6	$217.8	(55.6)%
Income from Discontinued Operations, net of tax	0.1	0.1	nm	0.2	0.2	nm
Net Income Attributable to Common Shareholders	$45.1	$117.8	(61.7)%	$96.8	$218.0	(55.6)%
Income from Continuing Operations Per Share	$0.56	$1.42	(60.6)%	$1.20	$2.60	(53.8)%
Income Per Share	$0.56	$1.42	(60.6)%	$1.20	$2.61	(54.0)%
Weighted Average Shares Outstanding	80.5	82.9	(2.9)%	80.8	83.7	(3.5)%

nm – not meaningful

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Condensed Balance Sheets

(Amounts In Millions)

(Unaudited)

	June 30,	December 31,
	2020	2019
Assets:
Cash and Cash Equivalents	$159.3	$28.1
Accounts Receivable, Net	756.6	960.3
Inventories	3,425.9	4,260.7
Other Current Assets	76.6	85.0
Total Current Assets	4,418.4	5,334.1
Property and Equipment, Net	2,293.7	2,366.4
Operating Lease Right-of-Use Assets	2,311.1	2,360.5
Intangibles	2,423.7	2,463.2
Other Long-Term Assets	1,429.2	1,418.5
Total Assets	$12,876.1	$13,942.7

Liabilities and Equity:
Floor Plan Notes Payable	$1,957.4	$2,412.5
Floor Plan Notes Payable – Non-Trade	1,284.1	1,594.0
Accounts Payable	679.4	638.8
Accrued Expenses and Other Current Liabilities	684.8	701.9
Current Portion Long-Term Debt	83.3	103.3
Liabilities Held for Sale	0.5	0.5
Total Current Liabilities	4,689.5	5,451.0
Long-Term Debt	2,054.1	2,257.0
Long-Term Operating Lease Liabilities	2,252.6	2,301.2
Other Long-Term Liabilities	1,102.3	1,121.9
Total Liabilities	10,098.5	11,131.1
Equity	2,777.6	2,811.6
Total Liabilities and Equity	$12,876.1	$13,942.7

Supplemental Balance Sheet Information
New vehicle days' supply	76	71
Used vehicle days' supply	35	52

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Statements of Cash Flow

Amounts in Millions

(Unaudited)

	Six Months Ended
	June 30,
	2020	2019
Operating Activities:
Net income	$96.3	$217.7
Adjustments to reconcile net income to net cash from continuing operating activities:
Depreciation	56.4	53.5
Earnings of equity method investments	(37.6)	(53.4)
Income from discontinued operations, net of tax	(0.2)	(0.2)
Deferred income taxes	20.8	29.7
Changes in operating assets and liabilities:
Accounts receivable	203.9	(15.2)
Inventories	827.3	35.5
Floor plan notes payable	(452.6)	15.0
Accounts payable and accrued expenses	35.5	55.3
Other	34.6	(33.3)
Net cash provided by continuing operating activities	784.4	304.6
Investing Activities:
Purchase of equipment and improvements	(76.8)	(134.5)
Proceeds from sale of dealerships	10.3	7.2
Proceeds from sale-leaseback transactions	—	7.3
Proceeds from sale of equipment and improvements	19.8	5.2
Acquisitions net, including repayment of sellers’ floor plan notes payable of $0 and $0, respectively	—	(1.1)
Other	(1.1)	(6.1)
Net cash used in continuing investing activities	(47.8)	(122.0)
Financing Activities:
Proceeds from borrowings under U.S. credit agreement revolving credit line	580.0	821.0
Repayments under U.S. credit agreement revolving credit line	(625.0)	(851.0)
Net (repayments) borrowings of other long-term debt	(160.8)	39.8
Net (repayments) borrowings of floor plan notes payable — non-trade	(309.9)	6.8
Cash paid for seller financing	(21.1)	—
Repurchases of common stock	(29.4)	(130.6)
Dividends	(34.2)	(64.5)
Other	(4.8)	0.4
Net cash used in continuing financing activities	(605.2)	(178.1)
Discontinued operations:
Net cash provided by discontinued operating activities	0.1	—
Net cash provided by discontinued investing activities	—	—
Net cash provided by discontinued financing activities	—	—
Net cash provided by discontinued operations	0.1	—
Effect of exchange rate changes on cash and cash equivalents	(0.3)	(0.1)
Net change in cash and cash equivalents	131.2	4.4
Cash and cash equivalents, beginning of period	28.1	39.4
Cash and cash equivalents, end of period	$159.3	$43.8
Supplemental disclosures of cash flow information:
Cash paid for:
Interest	$81.9	$102.6
Income taxes	5.1	47.2

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PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Operations

Selected Data

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Geographic Revenue Mix:
North America	67.2%	57.9%	62.3%	56.4%
U.K.	22.9%	33.5%	28.9%	35.1%
Other International	9.9%	8.6%	8.8%	8.5%
Total	100.0%	100.0%	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$3,153.5	$5,196.3	$7,570.1	$10,287.5
Retail Commercial Trucks	399.2	426.8	890.6	759.1
Commercial Vehicles Australia/Power Systems and Other	98.4	132.7	199.5	273.6
Total	$3,651.1	$5,755.8	$8,660.2	$11,320.2

Gross Profit: (Amounts in Millions)
Retail Automotive	$466.3	$774.9	$1,144.4	$1,536.4
Retail Commercial Trucks	60.2	58.5	129.0	112.9
Commercial Vehicles Australia/Power Systems and Other	26.4	34.4	56.2	70.0
Total	$552.9	$867.8	$1,329.6	$1,719.3

Gross Margin:
Retail Automotive	14.8%	14.9%	15.1%	14.9%
Retail Commercial Trucks	15.1%	13.7%	14.5%	14.9%
Commercial Vehicles Australia/Power Systems and Other	26.8%	25.9%	28.2%	25.6%
Total	15.1%	15.1%	15.4%	15.2%

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2020	2019	2020	2019
Operating Items as a Percentage of Revenue:
Gross Profit	15.1%	15.1%	15.4%	15.2%
Selling, General and Administrative Expenses	12.4%	11.6%	12.6%	11.8%
Operating Income	2.0%	3.0%	2.1%	2.9%
Income from Continuing Operations Before Income Taxes	1.7%	2.8%	1.5%	2.6%

Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	82.0%	77.1%	82.4%	77.7%
Operating Income	12.9%	19.8%	13.4%	19.2%

	Three Months Ended		Six Months Ended
	June 30,		June 30,

(Amounts in Millions)	2020	2019	2020	2019

EBITDA (1)	$117.5	$217.4	$249.2	$407.5
Floorplan Credits	$8.4	$9.1	$17.0	$17.6
Rent Expense	$56.5	$57.9	$114.4	$115.1
Stock Repurchases (2)	$4.8	$76.2	$34.2	$130.6

(1)See the following Non-GAAP reconciliation table.

(2) During the second quarter of 2020, we acquired 133,093 shares of our common stock for $4.8 million from employees in connection with a net share settlement feature of employee equity awards.

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

Selected Data – Revenue and Gross Profit Mix

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	22%	23%	22%	23%
Audi	13%	12%	13%	12%
Mercedes-Benz	10%	10%	10%	10%
Land Rover / Jaguar	8%	9%	9%	9%
Porsche	7%	6%	7%	6%
Ferrari / Maserati	3%	3%	3%	3%
Lexus	3%	3%	3%	3%
Acura	1%	1%	1%	1%
Bentley	1%	1%	1%	1%
Others	2%	2%	2%	2%
Total Premium	70%	70%	71%	70%
Volume Non-U.S.:
Toyota	12%	10%	11%	10%
Honda	7%	7%	6%	6%
Volkswagen	2%	4%	2%	4%
Nissan	1%	1%	1%	1%
Others	2%	1%	2%	2%
Total Volume Non-U.S.	24%	23%	22%	23%
U.S.:
General Motors / Chrysler / Ford	2%	1%	1%	1%
Stand-Alone Used	4%	6%	6%	6%
Total	100%	100%	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	65%	56%	60%	55%
U.K.	27%	37%	33%	38%
Other International	8%	7%	7%	7%
Total	100%	100%	100%	100%

Retail Automotive Geographic Gross Profit Mix:
U.S.	71%	61%	65%	59%
U.K.	23%	33%	29%	35%
Other International	6%	6%	6%	6%
Total	100%	100%	100%	100%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2020	2019	Change		2020	2019	Change
Retail Automotive Units:
New Retail	30,687	55,146	(44.4)%		73,874	109,516	(32.5)%
Used Retail	42,606	72,066	(40.9)%		105,656	144,810	(27.0)%
Total	73,293	127,212	(42.4)%		179,530	254,326	(29.4)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$1,384.7	$2,310.4	(40.1)%		$3,249.2	$4,541.6	(28.5)%
Used Vehicles	1,166.0	1,852.7	(37.1)%		2,785.6	3,704.7	(24.8)%
Finance and Insurance, Net	97.1	165.5	(41.3)%		241.5	325.5	(25.8)%
Service and Parts	345.2	550.7	(37.3)%		858.5	1,110.5	(22.7)%
Fleet and Wholesale	160.5	317.0	(49.4)%		435.3	605.2	(28.1)%
Total Revenue	$3,153.5	$5,196.3	(39.3)%		$7,570.1	$10,287.5	(26.4)%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$106.2	$174.8	(39.2)%		$244.8	$347.5	(29.6)%
Used Vehicles	55.8	101.6	(45.1)%		141.7	194.5	(27.1)%
Finance and Insurance, Net	97.1	165.5	(41.3)%		241.5	325.5	(25.8)%
Service and Parts	201.2	328.3	(38.7)%		504.9	659.7	(23.5)%
Fleet and Wholesale	6.0	4.7	27.7%		11.5	9.2	25.0%
Total Gross Profit	$466.3	$774.9	(39.8)%		$1,144.4	$1,536.4	(25.5)%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles	$45,124	$41,896	7.7%		$43,983	$41,470	6.1%
Used Vehicles	27,368	25,708	6.5%		26,365	25,583	3.1%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles	$3,462	$3,170	9.2%		$3,315	$3,173	4.5%
Used Vehicles	1,310	1,410	(7.1)%		1,341	1,343	(0.1)%
Finance and Insurance	1,324	1,301	1.8%		1,345	1,280	5.1%

Retail Automotive Gross Margin:
New Vehicles	7.7%	7.6%	+10	bps	7.5%	7.7%	-20	bps
Used Vehicles	4.8%	5.5%	-70	bps	5.1%	5.3%	-20	bps
Service and Parts	58.3%	59.6%	-130	bps	58.8%	59.4%	-60	bps
Fleet and Wholesale	3.7%	1.5%	+220	bps	2.6%	1.5%	+110	bps
Total Gross Margin	14.8%	14.9%	-10	bps	15.1%	14.9%	+20	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	43.9%	44.5%	-60	bps	42.9%	44.1%	-120	bps
Used Vehicles	37.0%	35.7%	+130	bps	36.8%	36.0%	+80	bps
Finance and Insurance, Net	3.1%	3.2%	-10	bps	3.2%	3.2%	---	bps
Service and Parts	10.9%	10.6%	+30	bps	11.3%	10.8%	+50	bps
Fleet and Wholesale	5.1%	6.0%	-90	bps	5.8%	5.9%	-10	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.8%	22.6%	+20	bps	21.4%	22.6%	-120	bps
Used Vehicles	12.0%	13.1%	-110	bps	12.4%	12.7%	-30	bps
Finance and Insurance, Net	20.8%	21.4%	-60	bps	21.1%	21.2%	-10	bps
Service and Parts	43.1%	42.4%	+70	bps	44.1%	42.9%	+120	bps
Fleet and Wholesale	1.3%	0.5%	+80	bps	1.0%	0.6%	+40	bps
Total	100.0%	100.0%			100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations Same-Store

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2020	2019	Change		2020	2019	Change
Retail Automotive Same-Store Units:
New Retail	30,687	53,614	(42.8)%		73,838	105,941	(30.3)%
Used Retail	42,229	70,217	(39.9)%		103,948	140,581	(26.1)%
Total	72,916	123,831	(41.1)%		177,786	246,522	(27.9)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$1,384.7	$2,262.5	(38.8)%		$3,248.2	$4,436.9	(26.8)%
Used Vehicles	1,159.6	1,812.0	(36.0)%		2,757.2	3,612.8	(23.7)%
Finance and Insurance, Net	96.6	163.0	(40.7)%		239.6	319.6	(25.0)%
Service and Parts	345.0	540.2	(36.1)%		857.6	1,086.5	(21.1)%
Fleet and Wholesale	159.9	309.8	(48.4)%		427.0	588.9	(27.5)%
Total Revenue	$3,145.8	$5,087.5	(38.2)%		$7,529.6	$10,044.7	(25.0)%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$106.2	$170.3	(37.6)%		$244.8	$338.2	(27.6)%
Used Vehicles	55.4	100.1	(44.7)%		140.3	193.5	(27.5)%
Finance and Insurance, Net	96.6	163.0	(40.7)%		239.6	319.6	(25.0)%
Service and Parts	201.0	321.9	(37.6)%		504.1	645.4	(21.9)%
Fleet and Wholesale	6.0	4.8	25.0%		11.2	9.4	19.1%
Total Gross Profit	$465.2	$760.1	(38.8)%		$1,140.0	$1,506.1	(24.3)%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$45,124	$42,200	6.9%		$43,991	$41,881	5.0%
Used Vehicles	27,460	25,806	6.4%		26,525	25,699	3.2%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$3,462	$3,176	9.0%		$3,315	$3,193	3.8%
Used Vehicles	1,313	1,426	(7.9)%		1,350	1,376	(1.9)%
Finance and Insurance	1,325	1,316	0.7%		1,347	1,296	3.9%

Retail Automotive Same-Store Gross Margin:
New Vehicles	7.7%	7.5%	+20	bps	7.5%	7.6%	-10	bps
Used Vehicles	4.8%	5.5%	-70	bps	5.1%	5.4%	-30	bps
Service and Parts	58.3%	59.6%	-130	bps	58.8%	59.4%	-60	bps
Fleet and Wholesale	3.8%	1.5%	+230	bps	2.6%	1.6%	+100	bps
Total Gross Margin	14.8%	14.9%	-10	bps	15.1%	15.0%	+10	bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	44.0%	44.5%	-50	bps	43.1%	44.2%	-110	bps
Used Vehicles	36.9%	35.6%	+130	bps	36.6%	36.0%	+60	bps
Finance and Insurance, Net	3.1%	3.2%	-10	bps	3.2%	3.2%	---	bps
Service and Parts	11.0%	10.6%	+40	bps	11.4%	10.8%	+60	bps
Fleet and Wholesale	5.0%	6.1%	-110	bps	5.7%	5.8%	-10	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	22.8%	22.4%	+40	bps	21.5%	22.5%	-100	bps
Used Vehicles	11.9%	13.2%	-130	bps	12.3%	12.8%	-50	bps
Finance and Insurance, Net	20.8%	21.4%	-60	bps	21.0%	21.2%	-20	bps
Service and Parts	43.2%	42.3%	+90	bps	44.2%	42.9%	+130	bps
Fleet and Wholesale	1.3%	0.7%	+60	bps	1.0%	0.6%	+40	bps
Total	100.0%	100.0%			100.0%	100.0%

12

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2020	2019	Change		2020	2019	Change
Retail Commercial Truck Units:
New Retail	2,063	2,647	(22.1)%		4,874	4,534	7.5%
Used Retail	773	441	75.3%		1,471	857	71.6%
Total	2,836	3,088	(8.2)%		6,345	5,391	17.7%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$235.5	$296.0	(20.4)%		$553.8	$503.4	10.0%
Used Vehicles	36.9	27.6	33.7%		71.5	51.7	38.3%
Finance and Insurance, Net	3.2	2.9	10.3%		6.4	5.9	8.5%
Service and Parts	111.6	94.6	18.0%		236.0	186.1	26.8%
Wholesale and Other	12.0	5.7	110.5%		22.9	12.0	90.8%
Total Revenue	$399.2	$426.8	(6.5)%		$890.6	$759.1	17.3%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$9.6	$11.8	(18.6)%		$22.1	$22.0	0.5%
Used Vehicles	(2.9)	2.9	(200.0)%		(5.3)	5.6	(194.6)%
Finance and Insurance, Net	3.2	2.9	10.3%		6.4	5.9	8.5%
Service and Parts	49.2	37.3	31.9%		102.5	73.4	39.6%
Wholesale and Other	1.1	3.6	(69.4)		3.3	6.0	(45.0)
Total Gross Profit	$60.2	$58.5	2.9%		$129.0	$112.9	14.3%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$114,176	$111,818	2.1%		$113,621	$111,014	2.3%
Used Vehicles	47,721	62,693	(23.9)%		48,622	60,430	(19.5)%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$4,640	$4,461	4.0%		$4,534	$4,848	(6.5)%
Used Vehicles	(3,731)	6,575	(156.7)%		(3,626)	6,566	(155.2)%
Finance and Insurance	1,134	926	22.5%		1,008	1,090	(7.5)%

Retail Commercial Truck Gross Margin:
New Vehicles	4.1%	4.0%	+10	bps	4.0%	4.4%	-40	bps
Used Vehicles	(7.9)%	10.5%	-1,840	bps	(7.4)%	10.8%	-1,820	bps
Service and Parts	44.1%	39.4%	+470	bps	43.4%	39.4%	+400	bps
Total Gross Margin	15.1%	13.7%	+140	bps	14.5%	14.9%	-40	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	59.0%	69.4%	-1,040	bps	62.2%	66.3%	-410	bps
Used Vehicles	9.2%	6.5%	+270	bps	8.0%	6.8%	+120	bps
Finance and Insurance, Net	0.8%	0.7%	+10	bps	0.7%	0.8%	-10	bps
Service and Parts	28.0%	22.2%	+580	bps	26.5%	24.5%	+200	bps
Wholesale and Other	3.0%	1.2%	+180	bps	2.6%	1.6%	+100	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	15.9%	20.2%	-430	bps	17.1%	19.5%	-240	bps
Used Vehicles	(4.8)%	5.0%	-980	bps	(4.1)%	5.0%	-910	bps
Finance and Insurance, Net	5.3%	5.0%	+30	bps	5.0%	5.2%	-20	bps
Service and Parts	81.7%	63.8%	+1,790	bps	79.5%	65.0%	+1,450	bps
Wholesale and Other	1.9%	6.0%	-410	bps	2.5%	5.3%	-280	bps
Total	100.0%	100.0%			100.0%	100.0%

13

PENSKE AUTOMOTIVE GROUP, INC.

Retail Commercial Truck Operations Same-Store

(Unaudited)

	Three Months Ended				Six Months Ended
	June 30,				June 30,
	2020	2019	Change		2020	2019	Change
Retail Commercial Truck Same-Store Units:
New Retail	1,265	2,647	(52.2)%		3,110	4,534	(31.4)%
Used Retail	503	441	14.1%		1,015	857	18.4%
Total	1,768	3,088	(42.7)%		4,125	5,391	(23.5)%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$149.1	$296.0	(49.6)%		$355.1	$503.4	(29.5)%
Used Vehicles	24.1	27.6	(12.7)%		49.2	51.7	(4.8)%
Finance and Insurance, Net	2.5	2.9	(13.8)%		4.8	5.9	(18.6)%
Service and Parts	76.0	94.6	(19.7)%		162.1	185.8	(12.8)%
Wholesale and Other	3.5	5.7	(38.6)%		10.1	11.9	(15.1)%
Total Revenue	$255.2	$426.8	(40.2)%		$581.3	$758.7	(23.4)%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$5.9	$11.8	(50.0)%		$13.5	$22.0	(38.6)%
Used Vehicles	(2.1)	2.9	(172.4)%		(3.0)	5.6	(153.6)%
Finance and Insurance, Net	2.5	2.9	(13.8)%		4.8	5.9	(18.6)%
Service and Parts	30.9	37.3	(17.2)%		65.4	73.3	(10.8)%
Wholesale and Other	1.9	3.5	(45.7)%		4.5	5.8	(22.4)%
Total Gross Profit	$39.1	$58.4	(33.0)%		$85.2	$112.6	(24.3)%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$117,892	$111,818	5.4%		$114,195	$111,014	2.9%
Used Vehicles	47,938	62,693	(23.5)%		48,482	60,430	(19.8)%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$4,671	$4,461	4.7%		$4,342	$4,848	(10.4)%
Used Vehicles	(4,235)	6,575	(164.4)%		(2,910)	6,566	(144.3)%
Finance and Insurance	1,387	926	49.8%		1,166	1,090	7.0%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	4.0%	4.0%	---	bps	3.8%	4.4%	-60	bps
Used Vehicles	(8.7)%	10.5%	-1,920	bps	(6.1)%	10.8%	-1,690	bps
Service and Parts	40.7%	39.4%	+130	bps	40.3%	39.5%	+80	bps
Total Gross Margin	15.3%	13.7%	+160	bps	14.7%	14.8%	-10	bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	58.4%	69.4%	-1,100	bps	61.1%	66.4%	-530	bps
Used Vehicles	9.4%	6.5%	+290	bps	8.5%	6.8%	+170	bps
Finance and Insurance, Net	1.0%	0.7%	+30	bps	0.8%	0.8%	---	bps
Service and Parts	29.8%	22.2%	+760	bps	27.9%	24.5%	+340	bps
Wholesale and Other	1.4%	1.2%	+20	bps	1.7%	1.5%	+20	bps
Total	100.0%	100.0%			100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	15.1%	20.2%	-510	bps	15.8%	19.5%	-370	bps
Used Vehicles	(5.4)%	5.0%	-1,040	bps	(3.5)%	5.0%	-850	bps
Finance and Insurance, Net	6.4%	5.0%	+140	bps	5.6%	5.2%	+40	bps
Service and Parts	79.0%	63.9%	+1,510	bps	76.8%	65.1%	+1,170	bps
Wholesale and Other	4.9%	5.9%	-100	bps	5.3%	5.2%	+10	bps
Total	100.0%	100.0%			100.0%	100.0%

14

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations

(Unaudited)

The following tables reconcile reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three and six months ended June 30, 2020 and 2019:

	Three Months Ended
	June 30,		2020 vs. 2019
(Amounts in Millions)	2020	2019	Change	% Change

Net Income	$44.8	$118.5	$(73.7)	(62.2)%
Add: Depreciation	27.9	27.1	0.8	3.0%
Other Interest Expense	28.4	30.4	(2.0)	(6.6)%
Income Taxes	16.5	41.5	(25.0)	(60.2)%
Income from Discontinued Operations, net of tax	(0.1)	(0.1)	—	nm
EBITDA	$117.5	$217.4	$(99.9)	(46.0)%

	Six Months Ended
	June 30,		2020 vs. 2019
(Amounts in Millions)	2020	2019	Change	% Change

Net Income	$96.3	$217.7	$(121.4)	(55.8)%
Add: Depreciation	56.4	53.5	2.9	5.4%
Other Interest Expense	60.1	60.3	(0.2)	(0.3)%
Income Taxes	36.6	76.2	(39.6)	(52.0)%
Income from Discontinued Operations, net of tax	(0.2)	(0.2)	—	nm
EBITDA	$249.2	$407.5	$(158.3)	(38.8)%

nm – not meaningful

The following table reconciles reported cash flow from operations to free cash flow for the six months ended June 30, 2020:

Six Months Ended
June 30,
(Amounts in Millions)	2020

Net cash provided by continuing operating activities	$784.4
Add: Proceeds from sale of dealerships	10.3
Add: Proceeds from sale of equipment and improvements	19.8
Less: Net repayments of floor plan notes payable — non-trade	(309.9)
Less: Purchase of equipment and improvements	(76.8)
Free Cash Flow	$427.8

# # # # # # #

15